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                                   [Letterhead]

                                                                   EXHIBIT 23.1


INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement Nos. 333-20387 and 333-45643 both on Form S-8 of our report dated February 4, 2000, appearing in this Annual Report on Form 10-K of Metro One
Telecommunications, Inc. for the year ended December 31, 1999.


/s/ Deloitte & Touche LLP
----------------------------
   DELOITTE & TOUCHE LLP

Portland, Oregon
February 4, 2000